TF P1 P2 P4 08/22

SUPPLEMENT DATED AUGUST 10, 2022

TO THE PROSPECTUSES

DATED MAY 1, 2022

TEMPLETON FOREIGN VIP fund

 (a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The portfolio management team under the “Fund Summaries – Templeton Foreign VIP Fund” section on page TF-S5 of the prospectus is replaced with the following:

Peter A. Nori, CFA

Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

Matthew R. Nagle, CFA

Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2018.

Heather Waddell, CFA

Senior Vice President/Portfolio Manager-Research Analyst of Investment Counsel and portfolio manager of the Fund since 2018.

II.  The portfolio manager team under the “Fund Details – Templeton Foreign VIP Fund – Management” section beginning on page TF-D7 of the prospectus is replaced with the following:

Peter A. Nori, CFA  Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been the lead portfolio manager of the Fund since 1999. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1987.

Matthew R. Nagle, CFA  Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2003.

Heather Waddell, CFA  Senior Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Ms. Waddell has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

VIP2 SA1SA2 SA4 08/22

SUPPLEMENT DATED AUGUST 10, 2022

to the statement of additional information

dated May 1, 2022 of

Templeton Foreign VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

      I.         The table under the “Management– Portfolio Managers – Other accounts managed by the portfolio managers” section on page 97 is revised as follows:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Sara Araghi	1	6,169.6	4	10,015.6	1	1.7
Herbert J. Arnett, Jr.	6	16,367.4	11	11,629.0	0	N/A
Grant Bowers	1	6,169.6	5	10,190.0	1	1.7
Todd Brighton	12	88,547.5	7	2,721.9	0	N/A
Vaneet Chadha	2	838.6	10	503.4	2	0
Sundaram Chettiappan	10	2,962.3	6	1,387.2	1	104.6
William Chong	2	3,898.3	7	1,839.8	0	N/A
Brendan Circle	5	80,767.4	3	2,319.8	0	N/A
Christian Correa	4	22,367.1	9	1,205.0	0	N/A
Sonal Desai	10	13,468.4	11	3,835.0	1	331.1
Neil Dhruv	2	4,499.3	3	2,681.0	0	N/A
Katrina Dudley	3	11,030.0	4	1,498.1	0	N/A
Nicholas P.B. Getaz	4	30,017.3	4	993.9	0	N/A
Michael Hasenstab	9	11,504.3	37[3]	17,189.2	12[4]	3,873.5
Calvin Ho	8	11,342.6	15	14,130.7	1	0
Grace Hoefig	2	9,359.7	2	420.4	0	N/A
Nicholas Karzon	4	5,672.3	3	158.0	0	N/A
Armritha Kasturirangan	4	30,017.3	4	993.9	0	N/A
Michael McCarthy	2	9,713.1	9	306.2	8	251.6
Christopher Meeker	4	5,672.3	3	158.0	0	N/A
Matthew J. Moberg	7	28,914.7	19	1,243.8	0	N/A
Peter Moeschter	3	15,728.6	7	9,980.2	4	1,691.0
Alan E. Muschott	2	8,624.7	1	1,545.6	0	N/A
Matthew Nagle	2	920.0	23	224.0	8	690.2
Thomas A. Nelson	14	6,812.3	127	8,235.7	3	218.8
Andrew Ness	2	1,759.0	4	2,384.7	2	3,225.1
Peter A. Nori	2	920.0	25	779.4	8	775.1
Patricia O'Connor	4	7,425.0	10	2,840.1	3	271.0
Christopher James Peel	4	15,790.1	6	1,065.5	4	1,691.0
Edward D. Perks	9	84,240.1	6	2,531.7	2	114.3
Warren Pustam	4	16,303.2	10	10,343.0	3	1,661.6
Matthew Quinlan	6	35,496.0	4	1,202/0	0	N/A
Steven Raineri	4	5,672.3	3	158.0	0	N/A
Timothy Rankin	2	10,229.6	4	781.6	0	N/A
John P. Scandalios	1	5,870.5	2	48.4	0	N/A
Daniel Scher	1	530.0	4	189.0	0	N/A
Blair Schmicker	2	7,260.4	1	169.3	0	N/A
Chandra Seethamraju	11	3,033.0	9	1,895.3	1	104.6
Chetan Sehgal	4	2,263.7	11	4,630.1	3	3,361.5
Nayan Sheth	4	30,017.3	3	993.6	0	N/A
Wylie Tollette	18	6,769.0	41	7,405.8	2	114.3
Debbie Turner	1	8,459.9	3	420.4	0	N/A
Paul Varunok	4	5,131.6	3	2,681.0	2[5]	3,256.1
Heather Waddell	4	2,618.7	30	1,509.8	14	2,538.8
David Yuen	12	14,267.5	10	2,235.6	5[6]	4,264.9

                                                                                                                                                    1. These figures represent registered investment companies other than the Funds that are included in this SAI.

                                                                                                                                                    2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

                                                                                                                                                    3. Of these accounts, Dr. Hasenstab manages pooled investment vehicles with $354.4 million in assets with a performance fee.

                                                                                                                                                    4. Of these accounts, Dr. Hasenstab manages other accounts with $3,246.0 million in assets with a performance fee.

                                                                                                                                                    5. Of these accounts, Mr. Varunok manages an other account with $2,399.8 million in assets with a performance fee.

                                                                                                                                                    6. Of these accounts, Mr. Yuen manages other accounts with $2,399.8 million in assets with a performance fee.

Please keep this supplement with your SAI for future reference.